UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009 (March 3, 2009)

JER Investors Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 714-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 3, 2009, JER Investors Trust Inc. (the “Company”) announced its results of operations for the fourth fiscal quarter and full year ended December 31, 2008. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

On February 12, 2009, Joseph E. Robert, Jr., the Company’s chief executive officer and the chairman of the Company’s board of directors, underwent surgery in connection with cancerous growths discovered in his head. Mr. Robert is undergoing further medical treatment and remains active in the management of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 3, 2009, issued by JER Investors Trust Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.
(Registrant)

Date: March 3, 2009	By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 3, 2009, issued by JER Investors Trust Inc.